UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 09, 2010

Identive Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-29440	77-0444317
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1900-B Carnegie Avenue, Santa Ana, California	92705
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 250-8888

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Identive Group, Inc., formerly known as SCM Microsystems, Inc. (“Identive” or the “Company”) is filing this Current Report on Form 8-K to update the financial information in Identive’s Annual Report on Form 10-K for the year ended December 31, 2009, filed with the Securities and Exchange Commission on March 8, 2010, to reflect revised financial information and disclosures as a result of the changes discussed below.

Business Segments

As previously disclosed in our Annual Report on Form 10-K for the year ended December 31, 2009 (the “Annual Report”), the Company realigned its reportable segments effective January 4, 2010, following the Company’s acquisition of Bluehill ID AG and the subsequent reorganization of its businesses. During the fiscal year ended December 31, 2009, the Company reported its results under two business segments: Security and Identity Solutions and Digital Media and Connectivity. Beginning in fiscal 2010, to reflect its new organizational structure and business focus, the Company now reports its business under two new reportable segments: Identity Management Solutions & Services (“ID Management”) and Identification Products & Components (“ID Products”). As a result, the Company has re-presented the segment information in this filing to reflect the new segments.

Reclassifications:

During the three and six months ended June 30, 2010, the Company reclassified certain general and administration costs that were previously classified as cost of revenues, research and development and sales and marketing. As a result, the Company reclassified these costs in this filing to conform to the current presentation. The reclassification did not impact the Company’s previously reported net revenues, operating income, net income, or earnings per share.

As a result, we have revised the following sections of our Form 10-K to reflect the changes described above:

•	Item 1 – Business (pages 3-17)

•	Item 6 – Selected Financial Data (page 45)

•	Item 7 – Management’s Discussion and Analysis of Financial Condition and Results of Operations (pages 46-64)

•	Item 8 – Financial Statements and Supplementary Data (pages 66–100)

In addition, the Company is repeating Item 15(a)(2) from the Annual Report in this Current Report on Form 8-K in the Exhibit 99.1. The Company is filing information under Item 8.01 of this Current Report on Form 8-K to (i) provide investors with recast historical information in the Company’s Annual Report reflecting the above mentioned changes, and (ii) incorporate by reference the recast historical financial information into the Company’s filings with the SEC, including registration statements filed under the Securities Act of 1933, as amended. The aforesaid changes and supplemental disclosures discussed above had no impact on the Company’s historical consolidated financial position, results of operations or cash flows, and the recast financial statements contained in Exhibit 99.1 to this Form 8-K do not represent a restatement of previously issued financial statements.

All other information in the Annual Report remains unchanged. This Current Report does not modify or update the disclosures therein in any way, nor does it reflect any subsequent information or events, other than as required to reflect the changes as described above.

The information in this Current Report, including Exhibit 99.1 which is incorporated herein by reference, should be read in conjunction with the Annual Report and our quarterly reports on Form 10-Q and other documents filed by the Company subsequent to December 31, 2009.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

Exhibit 23.1	Consent of Deloitte & Touche GmbH

Exhibit 99.1	Item 1, 6, 7, 8, and, 15(a)(2) of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, revised to reflect the above mentioned changes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Identive Group, Inc.

December 09, 2010	By:	/S/ MELVIN DENTON-THOMPSON
Melvin Denton-Thompson
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 23.1	Consent of Deloitte & Touche GmbH

Exhibit 99.1	Item 1, 6, 7, 8, and 15(a)(2) of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, revised to reflect the above mentioned changes.